Investments - Estimated Fair Values of Short-term and Long-term Investments Classified as Available for Sale by Date of Contractual Maturity (Details) $ in Millions	Dec. 31, 2018 USD ($)
Investments, Debt and Equity Securities [Abstract]
One year or less	$ 390
One year through two years	492
Two years through three years	110
Three years through four years	57
Four years through five years	0
Greater than five years	7
Total	$ 1,056